UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported): August 4, 2005 (July 29, 2005)

KEY ENERGY SERVICES, INC.

(Exact Name of Registrant as Specified in Charter)

Maryland	1-8038	04-2648081
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1301 McKinney Street, Suite 1800

Houston, Texas  77010

(Address of Principal Executive Offices and Zip Code)

713/651-4300

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01.  Entry into a Material Definitive Agreement

On July 29, 2005, Key Energy Services, Inc. (the “Company”) entered into a Credit Agreement (the “Credit Agreement”) among the Company, as Borrower, the several lenders from time to time party thereto, Lehman Brothers Inc., as sole lead arranger and sole bookrunner, Lehman Commercial Paper Inc., as syndication agent, administrative agent and as collateral agent, and Wells Fargo Foothill, Inc., as revolving administrative agent.  The Credit Agreement consists of (i) a revolving credit facility up to an aggregate principal amount of $65,000,000, which will mature on July 29, 2010, (ii) a senior term loan facility in the original aggregate amount of $400,000,000, which will mature on June 30, 2012 and (iii) a prefunded letter of credit facility in the aggregate amount of $82,250,000, which will mature on July 29, 2010.  The Company will pay certain fees in connection with the use of the credit facilities, including a commitment fee as a percentage of the aggregate commitments.  The proceeds from the Credit Agreement may be used (i) to refinance the Company’s indebtedness under its existing revolving credit facility (described in Item 1.02 below), its 8 3/8% Senior Notes and its 6 3/8% Senior Notes and (ii) for general corporate purposes.

This Credit Agreement contains certain covenants, which, among other things, require the maintenance of a consolidated leverage ratio (defined in the Credit Agreement generally as the ratio of consolidated total debt to consolidated EBITDA) as follows:

Fiscal Quarter	Consolidated Leverage Ration
Fourth Fiscal Quarter, 2005	3.5 : 1.0
First Fiscal Quarter, 2006	3.0 : 1.0
Second Fiscal Quarter, 2006	3.0 : 1.0
Third Fiscal Quarter, 2006, and thereafter	2.75 : 1.0

and a consolidated interest coverage ratio (defined in the Credit Agreement generally as the ratio of consolidated EBITDA to consolidated interest expense) as of the last day of any fiscal quarter beginning with the fourth fiscal quarter of 2005 of not less than 3.0 to 1.0.  Upon the occurrence of certain events of default, the Company’s obligations under the Credit Agreement may be accelerated.  Such events of default include payment defaults to lenders under the Credit Agreement, covenant defaults and other customary defaults.

The foregoing description of the Credit Agreement does not purport to be complete and is qualified in its entirety by reference to the Credit Agreement which is filed as Exhibit 10.1 to this Form 8-K and incorporated into this Item 1.01 by reference.

Item 1.02.  Termination of a Material Definitive Agreement

On July 29, 2005, the Company terminated its Fourth Amended and Restated Credit Agreement dated as of June 7, 1997, as amended and restated through November 10, 2003 (the “Original Credit Agreement”) by and among the Company, each of the Guarantors (as defined in the Original Credit Agreement), the Lenders (as defined in the Original Credit Agreement), PNC Bank, National Association, as Administrative Agent, PNC Capital Markets, Inc., and Wells Fargo Bank, National Association (successor-by-merger to Wells Fargo Bank Texas, National Association), as the Co-Lead Arrangers, and Calyon New York Branch (successor by merger to Credit Lyonnais New York Branch), as the Syndication Agent, JPMorgan Chase Bank, N.A. and Comerica Bank, as the Co-Documentation Agents, and as amended by that certain Waiver and First Amendment to Credit Agreement dated as of April 5, 2004 (the “First Amendment”), that certain Modification of Waiver and Second Amendment to Credit Agreement dated as of August 31, 2004 (the “Second Amendment”), that certain Second Modification of Waiver and Third Amendment to Credit Agreement dated as of December 17, 2004 (the “Third Amendment”), that certain Third Modification of Waiver and Fourth Amendment to Credit Agreement dated as of March 30, 2005 (the “Fourth Amendment”), that certain Fourth Modification of Waiver and Fifth Amendment to Credit Agreement dated as of April 29, 2005 (the “Fifth Amendment”), and that certain Fifth Modification of Waiver and Sixth Amendment to Credit Agreement dated as of May 26, 2005 (the “Sixth Amendment”, and the Original Credit Agreement, as amended by the First Amendment, the Second Amendment, the Third Amendment, the Fourth Amendment, the Fifth Amendment and the Sixth Amendment, the “Existing Credit Agreement”).  Pursuant to the Existing Credit

Agreement, the Lenders agreed to make revolving loans and provide letters of credit to the Company in the aggregate amount of $150 million at any time outstanding.  The Company replaced the Existing Credit Agreement, with the Credit Agreement described under Item 1.01 above to provide the Company with liquidity to pay off the Company’s 8-3/8% Senior Notes and 6-3/8% Senior Notes, if needed, and to provide additional flexibility due to its failure to file its audited financial statements.  There were no early termination penalties incurred by the Company under the Existing Credit Agreement as a result of the termination.  The Existing Credit Agreement was previously filed as Exhibit 99.1 to the Company’s Current Report on Form 8-K on November 13, 2003. The First Amendment was previously filed as Exhibit 99.1 to the Company’s Current Report on Form 8-K on April 7, 2004.   The Second Amendment was previously filed as Exhibit 99.1 to the Company’s Current Report on Form 8-K on September 7, 2004.  The Third Amendment was previously filed as Exhibit 99.1 to the Company’s Current Report on Form 8-K on December 22, 2004.  The Fourth Amendment was previously filed as Exhibit 10.1 to the Company’s Current Report on Form 8-K on April 5, 2005. The Fifth Amendment was previously filed as Exhibit 10.1 to the Company’s Current Report on Form 8-K on May 3, 2005. The Sixth Amendment was previously filed as Exhibit 10.1 to the Company’s Current Report on Form 8-K on June 1, 2005.

Item 2.03.  Creation of a Direct Financial Obligation

See Item 1.01. On July 29, 2005, the Company entered into the Credit Agreement.  The Company had no borrowings under the Credit Agreement as of July 29, 2005.  The description of the Credit Agreement is qualified in its entirety by reference to the Credit Agreement filed as Exhibit 10.1 to this Form 8-K and incorporated into this Item 2.03 by reference.

Item 9.01.  Financial Statements and Exhibits

(c)           Exhibits.

10.1                           Credit Agreement, dated as of June 29, 2005, among the Company, as Borrower; the several lenders from time to time party thereto, Lehman Brothers Inc., as sole lead arranger and sole bookrunner, Lehman Commercial Paper Inc., as syndication agent, administrative agent and as collateral agent., and Wells Fargo Foothill, Inc., as revolving administrative agent.

99.1                           Press Release dated August 1, 2005 announcing new senior credit facility and conference call.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

KEY ENERGY SERVICES, INC.

Date: August 4, 2005	By:	/s/ Newton W. Wilson, III
Newton W. Wilson, III
Senior Vice President and General Counsel

Exhibit Index

Exhibit No.	Description

10.1

Credit Agreement, dated as of June 29, 2005, among the Company, as Borrower; the several lenders from time to time party thereto, Lehman Brothers Inc., as sole lead arranger and sole bookrunner, Lehman Commercial Paper Inc., as syndication agent, administrative agent and as collateral agent., and Wells Fargo Foothill, Inc., as revolving administrative agent.

99.1	Press Release dated August 1, 2005 announcing new senior credit facility and conference call.